Exhibit 10.5

FORM OF NOTE

THIS NOTE WAS ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH REGISTRATION UNDER THE ACT IS NOT REQUIRED.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SENIOR SUBORDINATED LOAN AGREEMENT DATED AS OF JUNE 11, 2003 BETWEEN SYMMETRY MEDICAL INC. AND WINDJAMMER MEZZANINE & EQUITY FUND II, L.P., OLYMPUS GROWTH FUND III, L.P., OLYMPUS GROWTH CO-INVESTMENT FUND III, L.P., OLYMPUS EXECUTIVE FUND, L.P., THE ROYAL BANK OF SCOTLAND plc AND ANTARES CAPITAL CORPORATION AS AMENDED AND IN EFFECT FROM TIME TO TIME, AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SENIOR SUBORDINATED LOAN AGREEMENT.

THIS SECURITY BEARS ORIGINAL ISSUE DISCOUNT. UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, SYMMETRY MEDICAL INC., 220 WEST MARKET STREET, WARSAW, INDIANA 46580, INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY WILL BE MADE AVAILABLE.

SYMMETRY MEDICAL INC.

12% SENIOR SUBORDINATED NOTE DUE JUNE 11, 2011

Security No. SSN- $	June 11, 2003 Warsaw, Indiana

FOR VALUE RECEIVED, SYMMETRY MEDICAL INC., a Delaware corporation (the “Obligor”), hereby promises to pay to                     , or registered assigns (the “Holder”), the principal amount of                      ($                ), with interest (computed on the basis of a 360-day year of twelve 30 day months) payable quarterly in arrears on each Payment Date commencing with October 10, 2003, on the unpaid principal balance hereof at the rate of twelve percent (12%) per annum (subject to increase upon the occurrence and during the continuation of an Interest Increase Event) from and including the date hereof until the entire principal balance hereof and all interest accrued hereunder is paid in full, all in accordance with the provisions of the Senior Subordinated Loan Agreement.

This Subordinated Note shall bear interest in accordance with the provisions of the Senior Subordinated Loan Agreement at the rate of 14% per annum on any overdue principal (including overdue prepayment of principal, any principal due upon acceleration and, in either case, any Applicable Premium) and on any overdue installment of interest (to the extent permitted by applicable law), in each case, without regard to whether such payment may then be made to the Noteholders under Section 12 of the Senior Subordinated Loan Agreement (as hereinafter defined).

Upon the occurrence of (i) any Event of Default described in Section 11.2, 11.7 or 11.8 of the Senior Subordinated Loan Agreement with respect to the Obligor, the unpaid principal amount of this Subordinated Note, together with accrued interest thereon, and, as liquidated damages and not as a penalty, an amount equal to the Applicable Premium then in effect with respect to prepayments under Section 3.3.1 of the Senior Subordinated Loan Agreement, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company, or (ii) any other Event of Default, the Required Noteholders may, subject to the provisions of Section 12.4 of the Senior Subordinated Loan Agreement, upon written notice to the Obligor and the Administration Agent, declare this Subordinated Note and all other Subordinated Notes (as hereinafter defined) to be due and payable, whereupon the principal amount of all Subordinated Notes, together with accrued interest thereon, and, as liquidated damages and not as a penalty, an amount equal to the Applicable Premium then in effect with respect to prepayments under Section 3.3.1, shall automatically become immediately due and payable, without any other notice of any kind, and without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company. The unpaid principal amount of this Subordinated Note, together with any and all interest accrued and unpaid thereon, automatically and unconditionally shall be due and payable in full in cash on the Maturity Date.

Payments of both principal and interest are to be made at                      or such other place as the holder hereof shall designate to the Obligor in writing, by cashiers check or by wire transfer of immediately available funds, in currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Any payments due hereunder that fall due on a day that is not a Business Day shall be payable on the first succeeding Business Day and such extension of time shall be included in the computation of interest due hereunder.

This Note is one of the 12% Senior Subordinated Notes due 2011 (herein called the “Subordinated Notes”) issued pursuant to, and payable in accordance with the Senior Subordinated Loan Agreement dated as of June 11, 2003 (as amended, modified or supplemented from time-to-time in accordance with its terms, the “Senior Subordinated Loan Agreement”), between the Obligor, Windjammer Mezzanine & Equity Fund II,

L.P., a Delaware limited partnership, Olympus Growth Fund III, L.P., a Delaware limited partnership, Olympus Growth Co-Investment Fund III, L.P., a Delaware limited partnership, Olympus Executive Fund, L.P., a Delaware limited partnership, The Royal Bank of Scotland plc, and Antares Capital Corporation. This Subordinated Note is subject to the terms and conditions and entitled to the equal and ratable benefits thereof. Reference hereby is made to the Senior Subordinated Loan Agreement for a statement of each of such terms and conditions, and each of the terms and conditions of the Senior Subordinated Loan Agreement are incorporated herein by this reference. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Senior Subordinated Loan Agreement.

This Subordinated Note and the indebtedness evidenced hereby are subordinate in the manner and to the extent set forth in the Senior Subordinated Loan Agreement to all Senior Indebtedness, and each Noteholder, by its acceptance hereof, shall be bound by the subordination provisions contained in the Senior Subordinated Loan Agreement.

This Subordinated Note shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by, construed under, and enforced in accordance with the laws of the State of New York.

SYMMETRY MEDICAL INC., a Delaware corporation

By:
Name:
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